Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report (“Report”) of Tractor Supply Company (the “Company”) on Form 10-Q for the fiscal quarter ended September 26, 2026, as filed with the Securities and Exchange Commission on the date hereof, we, Harry A. Lawton III, Chief Executive Officer, and Kurt D. Barton, Chief Financial Officer, of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), that:

(1)The Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 5, 2026

/s/ Harry A. Lawton III
Harry A. Lawton III
President and Chief Executive Officer

/s/ Kurt D. Barton
Kurt D. Barton
Executive Vice President - Chief Financial Officer and Treasurer